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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                        DATE OF REPORT: November 6, 2003





                               I.D. SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    001-15087             22-3270799
            --------                    ---------             ----------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)


                              ONE UNIVERSITY PLAZA
                              HACKENSACK, NJ 07601
                                  201-996-9000
                                  ------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         99.1 Press Release dated November 6, 2003 - I.D. Systems, Inc. Reports Third Quarter Financial Results


ITEM 12. REGULATION FD DISCLOSURE

         On November 6, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2003. The full text of the press release is set forth in
Exhibit 99.1 attached hereto.

         Information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                I.D. SYSTEMS, INC.

                                By: /s/ Jeffrey M. Jagid
                                    ----------------------------
                                    Jeffrey M. Jagid
                                    Chief Executive Officer and President


                                By: /s/ Ned Mavrommatis
                                    ---------------------------
                                    Ned Mavrommatis
                                    Chief Financial Officer


Dated: November 7, 2003

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